                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   4
     Portfolio Highlights........................   5
     Performance Perspective.....................   6
     Portfolio Management Review.................   7
     Portfolio of Investments....................  10
     Statement of Assets and Liabilities.........  18
     Statement of Operations.....................  19
     Statement of Changes in Net Assets..........  20
     Financial Highlights........................  21
     Notes to Financial Statements...............  24
     Report of Independent Accountants...........  33

    GMA ANR 2/97

                            LETTER TO SHAREHOLDERS



               [PHOTO OF DON G. POWELL AND DENNIS J. MCDONNELL]

                     DON G. POWELL AND DENNIS J. MCDONNELL
January 31, 1997

Dear Shareholder,
  We are pleased to report that the Van Kampen American Capital Global Managed Assets Fund has continued to generate positive investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was com-pleted in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation over the last 12 months. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm pay-rolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By sum-mer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.
  With the exception of Japan, which continues to struggle with the effects of deflation and a debt-ridden banking system, most foreign economies performed well during 1996. In Europe, the drive to create a common currency by 1999 has forced governments to get their fiscal houses in order, a development that supported European financial assets. Pacific Rim (excluding Japan) nations also prospered, although growth in Singapore, Malaysia, Taiwan, and Korea was hurt by a sharp drop in export prices. Emerging economies, particularly in Latin America, continued to grow briskly while making progress toward price stability and debt reduction.

                                       1
                                                          Continued on page two

MARKET REVIEW

  1996 was a good time to own global financial assets (excluding Japan). The average U.S. and European stock gained more than 20 percent, and benign infla-tion helped fixed-income prices remain in a relatively narrow range in most developed nations. Bond prices soared in many emerging markets as economic fundamentals continued to improve and the global supply of new bonds slowed.
  In the United States, the year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from 5.95 percent at the beginning of the year.
  The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year end. For the year, the Leh-man Brothers Aggregate Bond Index returned 4.16 percent for the 12-month pe-riod ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues.
  Global interest-rate trends generally followed those in the United States. One consequence of the attempt to establish the European Monetary Union has been to push long-term interest rates lower as governments cut their budget deficits and borrowing requirements fall. On the short end of the yield curve, foreign central banks have held rates down to counteract the fiscal drag re-sulting from less government spending.

MARKET OUTLOOK

  We expect domestic interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any linger-ing concerns about inflation and allow interest rates to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view-- the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
  While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. Spreads between short- and long-term rates were close to three percent in both Japan and Germany during much of 1996; typically, steep yield curves ignite economic activity, which in turn pushes long-term rates higher. If global economies catch fire in 1997, the resulting demand

                                       2
                                                        Continued on page three
for capital could divert buying power from the U.S. credit market. Since for-eign investors have become the marginal buyers of American bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


             VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   12.44%   11.51%   11.49%
One-year total return/2/.............................    7.06%    7.51%   10.49%
Life-of-Fund average annual total return/2/..........    6.99%    7.05%    8.13%
Commencement Date.................................... 05/16/94 05/16/94 05/16/94


/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge(4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS


            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                        AS OF             AS OF
                                                  DECEMBER 31, 1996   JUNE 30, 1996
U.S. Treasury Notes, 6.750%, 2/28/97.................... 6.4%............. 8.8%
U.S. Treasury Notes, 7.500%, 2/15/05.................... 3.3%............. 2.1%
Adidas, AG.............................................. 1.7%............. 1.0%
Gucci Group, NV......................................... 1.6%............. 0.7%
Reuters Holdings........................................ 1.5%............. 0.8%
Ahold (KoninkLijke), NV................................. 1.5%............. 0.8%
Adecco.................................................. 1.4%.............  N/A
SGS Holdings............................................ 1.3%............. 0.8%
Mosenergo--ADR (Russia)................................. 1.3%............. 0.7%
Torgovy Dom GUM--ADR (Russia)........................... 1.3%............. 0.4%

N/A=Not Applicable

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

As of December 31, 1996

Common and Preferred Stocks....74.6%
Repurchase Agreements..........15.2%       [PIE CHART APPEARS HERE]
Bonds.......................... 9.8%
Convertibles................... 0.4%

As of June 30, 1996

Common and Preferred Stocks....78.4%
Bonds..........................18.3%       [PIE CHART APPEARS HERE]
Repurchase Agreements.......... 2.8%
Convertibles................... 0.5%

TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
United States.......     34.5%
Japan...............     12.2%
United Kingdom......      7.3%
Netherlands.........      6.7%
Switzerland.........      5.1%
Germany.............      3.9%
France..............      2.9%
Hong Kong...........      2.8%
Russia..............      2.6%
Sweden..............      2.4%

AS OF JUNE 30, 1996
United States....... 38.4%
Japan............... 15.5%
United Kingdom......  7.9%
France..............  5.0%
Netherlands.........  3.8%
Hong Kong...........  3.3%
Switzerland.........  3.0%
Sweden..............  2.6%
Germany.............  2.5%
Norway..............  2.0%

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital Inter-national World Index and the J.P. Morgan Global Traded Government Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Van Kampen American Capital Global Managed Assets Fund vs. Morgan Stanley Capital International
World Index and J.P. Morgan Global Traded Government Index (May 16, 1994 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = 7.06%
Inception Avg. Annual = 6.99%

             VKAC Global      Morgan Stanley Capital   J.P. Morgan Global Traded
         Managed Assets Fund International World Index      Government Index
         ------------------- ------------------------- -------------------------
May-1994      $ 9,526                $10,000                    $10,000
Jun-1994      $ 9,422                $ 9,966                    $10,119
Dec-1994      $ 9,376                $10,021                    $10,284
Jun-1995      $10,036                $10,843                    $11,884
Dec-1995      $10,623                $11,895                    $12,268
Jun-1996      $11,000                $12,000                    $12,125
Dec-1996      $11,945                $13,290                    $12,807

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).
While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

We recently spoke with the management team of the Van Kampen American Capital Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past fiscal year. The Fund is co-managed by portfolio managers Jeff D. New and John R. Reynoldson of Van Kampen American Capital (U.S. holdings), Jonathan Hourigan and Peter Kysel of John Govett & Co. Limited (international holdings), Alan T. Sachtleben, Van Kampen American Capital's chief investment officer for equity investments, and Peter W. Hegel, Van Kampen American Capital's chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

 Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT YOU FACED IN MANAGING
   THE FUND DURING THE PAST FISCAL YEAR?

 A Among the primary considerations driving global investment markets were the rates of economic growth in the United States and Europe, the rate of inflation worldwide, the anticipated effects of the planned European Mone-tary Union (EMU), and the continued weakness of the Japanese economy.
  In the United States, the markets reacted to the mixed signals sent by eco-nomic growth indicators throughout the year. During the first half of 1996, U.S. economic growth was much stronger than anticipated, sparking concerns about inflation and triggering a sharp downturn in the bond market. When the third-quarter economic data showed slower job gains and lower-than-expected gross domestic product (GDP) growth, the bond market rallied from late summer into early December. These developments added further momentum to an already strong equity market, which repeatedly reached record levels (as measured by the Dow Jones Industrial Average) as we moved into the new year.
  Outside the United States, low worldwide inflation rates and slow to moder-ate economic growth kept foreign interest rates fairly stable or trending downward. During the fourth quarter, most European economies remained somewhat sluggish, with the exception of the United Kingdom, which is in a more mature stage of economic recovery. Much of the subdued economic activity in continen-tal Europe can be attributed to the contractionary fiscal and monetary poli-cies in place as European economies move toward convergence under EMU agreements.
  Japanese interest rates have remained very low due to anemic economic growth and concerns about the weakening of the Japanese banking system. In fact, ten-year yields in Japan were below 3.0 percent for much of the year, and the Jap-anese stock market (as measured by the Nikkei Index) has lagged most other global equity markets.

 Q HOW WAS THE FUND POSITIONED WITHIN THESE MARKETS?
 A With subdued economic growth and low inflation in major world economies, we have been very selective in the global bond markets and have favored growth-oriented companies over cyclical stocks in the equity markets. As of December 31, 1996, approximately 75 percent of the portfolio was allocated to equity investments, with 25 percent in fixed-income investments.

  While most of our equity holdings are in the European markets (approximately 40 percent of the Fund's long-term investments) and the U.S. stock market (ap-proximately 22 percent), we have underweighted the Pacific basin (6.54 per-
cent) and Japan (12.19 percent). The European markets have performed well, particularly the "emerging" markets of Eastern Europe, such as Croatia, the Czech Republic, Hungary, Poland, Portugal, Russia, and Turkey. These markets represent approximately 7 percent of the long-term portfolio.
  Examples of our largest holdings include Adidas, the athletic footwear and sportswear manufacturer, which has a strong global brand presence and main-tains a high marketing profile at major international sporting events. We hold several other strong brand names, including Gucci, which represents roughly
1.8 percent of the portfolio. We have holdings in Ahold, a Dutch supermarket-chain retailer, and Nokia, a premier Finnish manufacturer of telecommunica-tions equipment, the price of which was boosted by the upswing in mobile telephone usage.
  Looking at global bond markets, we have established our main commitment in the continental European markets, where we see the greatest relative value. We have underweighted the peripheral European markets and have no exposure to the Japanese bond market. For additional Fund portfolio highlights, please refer to page five.

 Q HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
 A The Fund achieved a total return of 12.44 percent/1/ (Class A shares at net asset value) for the 12-month period ended December 31, 1996. Over the same period, the Morgan Stanley Capital International World Index (an un-managed index that is used as a benchmark for general equity funds) generated a total return of 11.72 percent. The J.P. Morgan Global Traded Government In-dex (an unmanaged index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value) achieved a total return of 7.59 percent. Keep in mind that these indices are unmanaged statistical composites and do not re-flect any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page four for addi-tional Fund performance results.

 Q WHAT IS YOUR OUTLOOK FOR THE MARKETS AND FOR THE FUND'S PORTFOLIO IN THE
   MONTHS AHEAD?
 A We see the potential for an acceleration in worldwide economic activity in early 1997, which might benefit companies that can market strong brands with high profit margins to active consumers around the world. As growth accelerates, demand for these products should increase. As a result, we anticipate a shift from our current growth-oriented equity bias toward expo-sure to more cyclical, consumer-oriented firms, such as European auto manufac-turers. We will continue to be very selective, focusing on companies that we believe can sustain profit margins, should the market react sharply to earn-ings disappointments.
  While the bond markets were quite strong in the fourth quarter of 1996, they could be susceptible to a correction if economic activity rebounds strongly and inflationary concerns emerge. The likelihood of fiscal tightening in Japan suggests that we could see further pressure on the consumer spending and capi-tal growth of the Japanese economy, so we will continue to underweight the Japanese bond market for the forseeable future. Throughout Europe, the move toward more conservative fiscal policies, in line with EMU requirements, will likely keep a damper on interest rates and economic activity in general. In many countries, such as Germany, interest rates have already been pushed down. The question is whether interest rates can be cut further in order to stimulate growth.
  The U.S. market should continue its significant influence on global markets, and U.S. economic conditions will set the tone as we go into 1997. In the near term, it appears that surging U.S. growth and inflationary pressures within the labor market could introduce some volatility. We continue to maintain a full allocation to the equity markets (75 percent of net assets), and remain cau-tious in allocating the Fund's assets within the fixed-income sector.

/s/ Alan T. Sachtleben   /s/ Peter W. Hegel     /s/ Jeff D. New
Alan T. Sachtleben       Peter W. Hegel         Jeff D. New
Van Kampen American      Van Kampen American    Van Kampen American
Capital                  Capital                Capital
Chief Investment         Chief Investment       Portfolio Manager
Officer                  Officer
Equity Investments       Fixed Income
                         Investments

/s/ John R. Reynoldson         /s/ Jonathan Hourigan    /s/ Peter Kysel
John R. Reynoldson             Jonathan Hourigan        Peter Kysel
Van Kampen American Capital    John Govett & Co.        John Govett & Co.
Portfolio Manager              Limited                  Limited
                               Portfolio Manager        Portfolio Manager

                                       9
                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND EQUIVALENTS 73.5%
ARGENTINA 0.2%
Perez Companc, SA, Class B (ADR)........................      3,500 $    49,000
                                                                    -----------
AUSTRALIA 0.2%
TABCORP Holdings, Ltd...................................     10,000      47,691
                                                                    -----------
AUSTRIA 1.2%
Scala ECE, Ltd. (b).....................................        800     111,188
Wolford, AG.............................................      1,000     120,977
                                                                    -----------
                                                                        232,165
                                                                    -----------
BRAZIL 0.6%
Centrais Eletricas Brasileiras, Class B (ADR)...........      3,300      60,637
Usinas Siderurgicas de Minas Gerais, SA (ADR)...........      5,000      51,150
                                                                    -----------
                                                                        111,787
                                                                    -----------
CANADA 0.0%
Grandetel Technologies, Inc. (b)........................     20,000       6,875
                                                                    -----------
CROATIA 0.8%
Pliva DD (GDR) (b)......................................      3,000     157,500
                                                                    -----------
CZECH REPUBLIC 1.5%
Ceske Radiokomunikace (b)...............................      1,200     165,055
IPS Praha (b)...........................................     12,100     129,022
                                                                    -----------
                                                                        294,077
                                                                    -----------
DENMARK 0.5%
Bang & Olufsen Holding, Class B.........................      2,000      97,101
                                                                    -----------
FINLAND 0.3%
Oy Nokia AB Ser A--Preferred Shares.....................      1,000      58,000
                                                                    -----------
FRANCE 2.4%
Cap Gemini, SA (b)......................................      2,000      96,714
Christian Dior..........................................      1,000     161,318
Primagaz (Cie Gaz)......................................        924     108,811
Primagaz (Cie Gaz), Warrants, Expiring 07/01/98 (b).....         84       2,088
Roussel Uclaf...........................................        400     117,722
                                                                    -----------
                                                                        486,653
                                                                    -----------
GERMANY 3.2%
Adidas, AG..............................................      3,300     285,222
Bayer, AG...............................................      2,000      81,622
Deutsche Telekom, AG (b)................................      4,000      84,351
SAP, AG--Preferred Shares...............................      1,000     139,719
Siemens, AG.............................................      1,300      61,249
                                                                    -----------
                                                                        652,163
                                                                    -----------
HONG KONG 2.3%
Henderson Land Development..............................     10,000     100,847
Hong Kong Land Holding (ADR)............................     40,000     111,200
HSBC Holdings...........................................      2,800      59,913
Sun Hung Kai Properties.................................      8,000      98,002
Swire Pacific, Ltd., Class A............................     10,000      95,352
                                                                    -----------
                                                                        465,314
                                                                    -----------

                                       10
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
HUNGARY 0.6%
Tiszai Vegyi Kombinat Rt (GDR) (b)......................     10,000 $   112,000
                                                                    -----------
INDONESIA 0.6%
BK Bira.................................................    100,000     118,544
                                                                    -----------
ITALY 2.7%
Bulgari SpA.............................................      8,000     162,426
Gucci Group NV..........................................      4,125     263,484
Parmalat Finanziaria SpA................................     80,000     122,347
                                                                    -----------
                                                                        548,257
                                                                    -----------
IRELAND 1.4%
Adare Printing Group PLC................................     10,000      95,940
Bank of Ireland.........................................     20,000     182,628
                                                                    -----------
                                                                        278,568
                                                                    -----------
JAPAN 10.2%
Bank of Tokyo--Mitsubishi...............................      3,400      63,121
Daifuku Co., Ltd........................................     15,000     189,103
Daiichi Corp............................................      4,000      80,822
Dainippon Screen Manufacturing Co., Ltd.................      8,000      59,062
DDI Corp................................................          6      39,686
Fuji International Co.--Preferred Shares................ 21,000,000     181,331
Honda Motor Co..........................................      3,000      85,744
Japan Radio Co..........................................      5,000      53,536
JGC Corp................................................      4,000      30,015
Kawasaki Heavy Industries...............................     15,000      62,041
Koito Manufacturing Co., Ltd............................      4,000      26,768
Komori Corp.............................................      2,000      42,483
Kyocera Corp............................................      1,000      62,343
Marubeni Corp...........................................     10,000      43,001
Matsushita Electric Industrial Co.......................      5,000      81,599
Mitsubishi Chemical.....................................     14,000      45,333
Mitsubishi Estate.......................................      4,000      41,102
Nichiei Construction....................................      6,000      41,551
Nippon Hodo Co..........................................      3,000      34,712
NKK Corp................................................     24,000      54,089
Nomura Securities Co., Ltd..............................      6,000      90,148
NTT Data Communications Systems Corp....................          4     117,088
Omron Corp..............................................      4,000      75,296
Rohm Co.................................................      2,000     131,249
Secom Co................................................      1,000      60,530
Sumitomo Electric Industries............................      3,000      41,965
Takashimaya Co..........................................      6,000      72,015
Tokio Marine & Fire Insurance Co........................      4,000      37,648
Tokyu Corp..............................................      7,000      39,772
Toshiba Corp............................................     10,000      62,862
                                                                    -----------
                                                                      2,046,015
                                                                    -----------

                                       11
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
MALAYSIA 1.0%
Jaya Tiasa Holdings.....................................     10,000 $    53,059
Malaysian Pacific Industries............................     20,000      77,608
Resort Worlds BHD.......................................     15,000      68,303
                                                                    -----------
                                                                        198,970
                                                                    -----------
MEXICO 0.7%
Cemex, SA, Class B (ADR)................................      8,000      61,500
Empresas ICA Sociedad Controladora, SA (ADR)............      6,000      87,750
                                                                    -----------
                                                                        149,250
                                                                    -----------
NETHERLANDS 5.8%
Ahold (Koninklijke) NV..................................      4,000     250,217
ASM Lithography Holding (b).............................      3,200     159,954
Cap Genmini NV..........................................      7,000     203,533
Frans Maas Group........................................      1,000      41,124
ING Groep NV............................................      4,330     155,995
Polygram................................................      2,000     101,940
Royal Dutch Petroleum Co................................        200      34,150
Ver Ned Uitgevers.......................................     10,000     209,094
                                                                    -----------
                                                                      1,156,007
                                                                    -----------
NORWAY 1.2%
Storebrand ASA..........................................     13,000      74,654
Tandberg ASA............................................      2,000      61,772
Visual Management Application ASA.......................     20,000     102,435
                                                                    -----------
                                                                        238,861
                                                                    -----------
POLAND 0.2%
Stalexport, SA, Class A (b).............................      4,000      39,199
                                                                    -----------
PORTUGAL 0.7%
Portugal Telecommunications, SA (b).....................      5,000     142,535
                                                                    -----------
RUSSIA 2.2%
Mosenergo (ADR).........................................      7,000     216,125
Torgovy Dom GUM (ADR) (b)...............................      4,000     216,000
                                                                    -----------
                                                                        432,125
                                                                    -----------
SINGAPORE 0.7%
Overseas Union Bank.....................................      7,000      54,027
Sembawang Corp., Ltd....................................     10,000      52,884
Singapore Land..........................................      7,000      38,769
                                                                    -----------
                                                                        145,680
                                                                    -----------
SOUTH KOREA 0.2%
LG Chemical, Ltd. 144A (GDR) (c)........................      1,800      17,064
Samsung Electronics, Ltd. 144A (GDS) (c)................      1,395      25,250
                                                                    -----------
                                                                         42,314
                                                                    -----------
SWEDEN 2.0%
Astra AB, Class B.......................................      4,000     192,965
Autoliv AB..............................................      2,800     122,758
Enator AB (b)...........................................      3,600      91,893
                                                                    -----------
                                                                        407,616
                                                                    -----------

                                       12
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
SWITZERLAND 4.2%
Adecco, SA..............................................        911 $   229,521
Ascom Holding, AG (b)...................................         50      50,915
Danzas Holding, AG......................................        150     166,418
Novartis, AG............................................        160     183,238
SGS Holdings............................................         90     221,218
                                                                    -----------
                                                                        851,310
                                                                    -----------
TAIWAN 0.5%
Acer, Inc. (GDR) (b)....................................     11,654     108,615
                                                                    -----------
THAILAND 0.3%
Siam Public Cement Co., Ltd.............................      1,000      31,350
Thailand Military Bank PLC..............................     14,600      28,749
                                                                    -----------
                                                                         60,099
                                                                    -----------
TURKEY 0.2%
Bati Cimento, AS........................................    625,000      47,257
                                                                    -----------
UNITED KINGDOM 6.1%
Astec (BSR).............................................     25,000      67,209
BAA.....................................................     11,000      91,211
BOC Group...............................................      5,500      82,354
Boots Co................................................      8,000      82,508
Dixons Group............................................     14,000     130,238
Harvey Nichols PLC (b)..................................      8,000      47,696
Marks & Spencer.........................................      8,000      67,432
National Westminster....................................     10,000     117,526
Next....................................................     15,000     146,222
Reuters Holdings........................................     20,000     257,153
Sainsbury, J............................................     12,000      79,561
Shell Transportation & Trading..........................      3,000      52,013
                                                                    -----------
                                                                      1,221,123
                                                                    -----------
UNITED STATES 18.8%
Aames Financial Corp....................................        920      33,005
AccuStaff, Inc. (b).....................................        810      17,111
ADC Telecommunications, Inc. (b)........................        860      26,767
Air Products & Chemicals, Inc...........................        400      27,650
Alex Brown, Inc.........................................        310      22,475
Allied Signal, Inc......................................        300      20,100
Altera Corp. (b)........................................        200      14,538
Amgen, Inc. (b).........................................        560      30,450
Analog Devices, Inc. (b)................................        400      13,550
Apache Corp.............................................        610      21,579
Ascend Communications, Inc. (b).........................        380      23,608
Aspect Telecommunications Corp. (b).....................        470      29,845
Atmel Corp. (b).........................................        500      16,563
Baker Hughes, Inc.......................................        310      10,695

                                       13
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------
                                               See Notes to Financial Statements

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Bank of Boston Corp.....................................        590 $    37,907
BankAmerica Corp........................................        470      46,882
Bed Bath & Beyond, Inc. (b).............................        500      12,125
BMC Industries Inc.-- MN................................        370      11,655
BMC Software, Inc. (b)..................................      1,720      71,165
Boeing Co...............................................        370      39,359
Boston Chicken, Inc. (b)................................        560      20,090
Bristol Myers Squibb Co.................................        490      53,287
Cadence Design Systems, Inc. (b)........................        685      27,229
Chase Manhattan Corp....................................        610      54,442
Chrysler Corp...........................................        720      23,760
Cisco Systems, Inc. (b).................................        910      57,899
Citicorp................................................        220      22,660
CMAC Investment Corp....................................        820      30,135
Columbia/HCA Healthcare Corp............................        700      28,525
Compaq Computer Corp. (b)...............................        600      44,550
CompUSA, Inc. (b).......................................        960      19,800
Computer Associates International, Inc..................      1,120      55,720
Compuware Corp. (b).....................................        150       7,519
Conseco, Inc............................................        850      54,187
Cytec Industries, Inc. (b)..............................        550      22,344
Deere & Co..............................................        630      25,594
Dover Corp..............................................        430      21,608
DST Systems, Inc. (b)...................................        550      17,256
Equifax Inc.............................................        740      22,663
Evergreen Media Corp. (b)...............................      1,010      25,250
Exxon Corp..............................................        300      29,874
Federal National Mortgage Association...................      3,300     122,925
First Bank Systems, Inc.................................        250      17,063
Gap, Inc................................................        440      13,255
General Nutrition Companies, Inc. (b)...................        610      10,294
Green Tree Financial Corp...............................      1,160      44,805
Harley Davidson, Inc....................................        370      17,390
Health Management Association, Inc., Class A (b)........        775      17,438
Healthsouth Corp. (b)...................................        840      32,445
Hilton Hotels Corp......................................        680      17,765
Illinois Tool Works, Inc................................        250      19,969
Input/Output, Inc. (b)..................................        430       7,955
Intel Corp..............................................        610      79,872
International Business Machines Corp....................        200      30,200
Johnson & Johnson.......................................      1,200      59,700

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Knight Ridder, Inc......................................        100 $     3,933
Kroger Co. (b)..........................................        770      35,805
Lear Corp. (b)..........................................        310      10,579
Lincare Holdings, Inc. (b)..............................        580      23,780
Linear Technology Corp..................................        400      17,550
Liz Claiborne, Inc......................................        590      22,789
Lowe's Companies, Inc...................................        400      14,200
Lucent Technologies, Inc................................        310      14,338
Marriot International, Inc..............................        580      32,045
Medtronic, Inc..........................................        410      27,880
Merck & Co., Inc........................................        830      65,777
Merrill Lynch & Co., Inc................................        740      60,310
Metalclad Corp. (b).....................................      4,000       7,250
MGIC Investment Corp....................................        350      26,600
Microsoft Corp. (b).....................................        880      72,710
Money Store, Inc........................................        670      18,509
Nautica Enterprises, Inc. (b)...........................        670      16,918
Nike, Inc., Class B.....................................        200      11,950
Omnicom Group, Inc......................................        800      36,600
Pairgain Technologies, Inc. (b).........................        400      12,175
Penncorp Financial Group, Inc...........................        550      19,800
Pfizer, Inc.............................................        570      47,239
Philip Morris Companies, Inc............................      1,790     201,599
Phillips Petroleum Co...................................        670      29,647
Physician Reliance Network (b)..........................        610       4,728
Praxair, Inc............................................      1,160      53,505
Procter & Gamble Co.....................................        200      21,500
Promus Hotel Corp. (b)..................................        490      14,516
RAC Financial Group, Inc. (b)...........................      1,020      21,548
Raychem Corp............................................        380      30,447
Renal Treatment Centers, Inc. (b).......................        670      17,085
RJR Nabisco Holdings Corp...............................        900      30,600
Ross Stores, Inc........................................        310      15,500
Safeway, Inc. (b).......................................      1,770      75,667
Sanmina Corp. (b).......................................        370      20,905
Schering-Plough Corp....................................        550      35,612
Schwab (Charles) Corp...................................        400      12,800
SCI Systems, Inc. (b)...................................        420      18,743
Scripps (E.W.) Co., Class A.............................        250       8,760
Service Corp. International.............................      1,340      37,520
Smith International, Inc. (b)...........................        860      38,592

                                       15
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                           Shares   Market Value
---------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Student Loan Marketing Association.................        370 $    34,456
SunAmerica, Inc....................................      1,660      73,662
Sun Microsystems, Inc. (b).........................      2,220      57,026
Tellabs, Inc. (b)..................................      1,160      43,645
Texaco, Inc........................................        310      30,419
Textron, Inc.......................................        210      19,793
3Com Corp. (b).....................................        730      53,564
Tiffany & Co.......................................        490      17,946
TJX Companies, Inc.................................        650      30,794
Tommy Hilfiger Corp. (b)...........................        310      14,880
Transocean Offshore, Inc...........................        280      17,535
Travelers Group, Inc...............................      1,200      54,450
Tyco International, Inc............................        500      26,437
Union Carbide Corp.................................        370      15,124
United Technologies Corp...........................        360      23,760
United Waste System, Inc. (b)......................      1,220      41,937
Universal Health Services, Inc., Class B (b).......        590      16,889
US Office Products Co. (b).........................        670      22,864
USA Waste Services, Inc. (b).......................        670      21,356
Vons Cos., Inc. (b)................................        830      49,696
Warner-Lambert Co..................................        300      22,500
Watson Pharmaceuticals, Inc. (b)...................        370      16,627
Williams Companies, Inc............................      1,335      50,062
Wind River System, Inc. (b)........................        340      16,108
WorldCom, Inc. (b).................................      1,070      27,971
                                                               -----------
                                                                 3,770,009
                                                               -----------
 TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS............  14,772,680
                                                               -----------
CONVERTIBLE SECURITIES 0.3%
United Micro Electric ($50,000 par, 1.250% coupon, 06/08/04
 maturity, convertible to 53,640 common shares)...............      70,187
                                                               -----------
UNITED STATES GOVERNMENT/AGENCY OBLIGATIONS 9.7%
GNMA Note ($180,884 par, 8.000% coupon, 04/15/22 maturity)....     184,616
US Treasury Note ($1,075,000 par, 6.750% coupon, 02/28/97
maturity).....................................................   1,077,860
US Treasury Note ($125,000 par, 5.750% coupon, 08/15/03
maturity).....................................................     121,406
US Treasury Note ($525,000 par, 7.500% coupon, 02/15/05
maturity).....................................................     562,322
                                                               -----------
 TOTAL UNITED STATES GOVERNMENT/AGENCY OBLIGATIONS............   1,946,204
                                                               -----------
TOTAL LONG-TERM INVESTMENTS 83.5%
 (Cost $14,241,640) (a).......................................  16,789,071
REPURCHASE AGREEMENT 14.9%
BA Securities ($3,005,000 par, collateralized by U.S.
 Government obligations in a pooled cash account, 6.930%
 coupon, dated 12/31/96, to be sold on 01/02/97 at $3,006,157)
 (d)..........................................................   3,005,000
FOREIGN CURRENCY 1.7% (Various denominations, Cost $330,832)
(a)...........................................................     334,685
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)..................     (27,094)
                                                               -----------
NET ASSETS 100.0%............................................. $20,101,662
                                                               -----------

                                       16
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------
(a) At December 31, 1996, for federal income tax purposes cost is $16,897,111; the aggregate gross unrealized appreciation is $3,263,204 and the aggre-gate gross unrealized depreciation is $709,988, resulting in net unrealized appreciation on investments, foreign currency translation of other assets and liabilities and forward commitments of $2,553,216.
(b) Non-income producing security as this stock currently does not declare dividends.
(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, which are normally those transac-tions with qualified institutional buyers.
(d)  Assets segregated as collateral for forward purchase commitments.
ADR--American Depository Receipt
GDR--Global Depository Receipt
GDS--Global Depository Shares

                                       17
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $14,241,640) (Note
1)................................................................  $16,789,071
Repurchase Agreement (Note 1).....................................    3,005,000
Foreign Currency, at Market Value (Cost $330,832).................      334,685
Receivables:
 Securities Sold..................................................       89,201
 Fund Shares Sold.................................................       69,869
 Interest.........................................................       41,372
 Dividends........................................................       34,010
Forward Commitments and Foreign Currency Contracts................       27,450
Other.............................................................       13,918
                                                                    -----------
 Total Assets.....................................................   20,404,576
                                                                    -----------
LIABILITIES:
Payables:
 Securities Purchased.............................................       86,537
 Fund Shares Repurchased..........................................       86,882
 Distributor and Affiliates (Notes 2 and 6).......................       32,731
 Capital Gain Distributions.......................................        7,433
 Investment Advisory Fee (Note 2).................................        1,750
 Custodian Bank...................................................          174
Accrued Expenses..................................................       75,757
Deferred Compensation and Retirement Plans (Note 2)...............       11,650
                                                                    -----------
 Total Liabilities................................................      302,914
                                                                    -----------
NET ASSETS........................................................  $20,101,662
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $17,371,546
Net Unrealized Appreciation on Securities.........................    2,579,885
Accumulated Net Realized Gain on Securities.......................      157,379
Accumulated Distributions in Excess of Net Investment Income (Note
1)................................................................       (7,148)
                                                                    -----------
NET ASSETS........................................................  $20,101,662
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $8,513,467 and 808,511 shares of beneficial interest
 issued and outstanding)..........................................  $     10.53
 Maximum sales charge (4.75%* of offering price)..................          .53
                                                                    -----------
 Maximum offering price to public.................................  $     11.06
                                                                    -----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $9,904,714 and 954,327 shares of beneficial interest issued
 and outstanding).................................................  $     10.38
                                                                    -----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $1,683,481 and 161,951 shares of beneficial interest issued
 and outstanding).................................................  $     10.40
                                                                    -----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                       18
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $  399,022
Dividends (Net of foreign withholding taxes of $32,913)............     307,364
                                                                     ----------
 Total Income......................................................     706,386
                                                                     ----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................     250,405
Custody............................................................     143,399
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $21,146, $92,614 and $19,102, respectively) (Note 6).....     132,862
Shareholder Services (Note 2)......................................     131,690
Registration and Filing Fees.......................................      59,159
Printing...........................................................      57,974
Audit..............................................................      48,495
Trustees Fees and Expenses (Note 2)................................      10,879
Amortization of Organizational Expenses (Note 1)...................       3,298
Legal (Note 2).....................................................       2,138
Other..............................................................      52,398
                                                                     ----------
 Total Expenses....................................................     892,697
 Less Fees Waived (Note 2).........................................      73,519
                                                                     ----------
 Net Expenses......................................................     819,178
                                                                     ----------
NET INVESTMENT LOSS................................................  $ (112,792)
                                                                     ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments.......................................................  $1,521,968
 Forward Commitments...............................................     201,802
 Foreign Currency Transactions.....................................     (22,569)
                                                                     ----------
Net Realized Gain on Securities....................................   1,701,201
                                                                     ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................   1,574,817
                                                                     ----------
 End of the Period:
 Investments.......................................................   2,547,431
 Forward Commitments...............................................       8,905
 Forward Currency Contracts........................................      18,545
 Foreign Currency Translation......................................       5,004
                                                                     ----------
                                                                      2,579,885
                                                                     ----------
Net Unrealized Appreciation on Securities During the Period........   1,005,068
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $2,706,269
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $2,593,477
                                                                     ----------

                                       19
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Years Ended December 31, 1996
                             and December 31, 1995
--------------------------------------------------------------------------------

                                                      Year Ended    Year Ended
                                                    December 31,  December 31,
                                                            1996          1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss........................   $  (112,792)  $   102,217
Net Realized Gain on Securities...................     1,701,201       747,602
Net Unrealized Appreciation on Securities During
 the Period.......................................     1,005,068     1,997,291
                                                     -----------   -----------
Change in Net Assets from Operations..............     2,593,477     2,847,110
                                                     -----------   -----------
Distributions from Net Investment Income..........           -0-      (105,143)
Distributions in Excess of Net Investment Income
(Note 1)..........................................           -0-       (21,853)
                                                     -----------   -----------
Distributions from and in Excess of Net Investment
Income*...........................................           -0-      (126,996)
Distribution from Net Realized Gain on Securities
(Note 1)*.........................................    (1,608,530)     (444,628)
                                                     -----------   -----------
Total Distributions...............................    (1,608,530)     (571,624)
                                                     -----------   -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES........................................       984,947     2,275,486
                                                     -----------   -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.........................     7,742,285     8,340,329
Net Asset Value of Shares Issued Through Dividend
Reinvestment......................................     1,377,670       547,728
Cost of Shares Repurchased........................   (15,458,267)   (5,860,394)
                                                     -----------   -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS......................................    (6,338,312)    3,027,663
                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (5,353,365)    5,303,149
NET ASSETS:
Beginning of the Period...........................    25,455,027    20,151,878
                                                     -----------   -----------
End of the Period (Including accumulated
 distributions in excess of net investment income
 of $7,148 and $14,634, respectively).............   $20,101,662   $25,455,027
                                                     -----------   -----------

                                                 Year Ended         Year Ended
     *Distributions by Class              December 31, 1996  December 31, 1995
    ---------------------------------------------------------------------------
     Distributions from and in Excess of
      Net Investment Income (Note 1):
      Class A Shares....................        $       -0-          $(109,529)
      Class B Shares....................                -0-            (14,553)
      Class C Shares....................                -0-             (2,914)
                                                -----------          ---------
                                                $       -0-          $(126,996)
                                                -----------          ---------
     Distributions from Net Realized
      Gain on Securities (Note 1):
      Class A Shares....................        $  (713,178)         $(270,443)
      Class B Shares....................           (762,464)          (142,058)
      Class C Shares....................           (132,888)           (32,127)
                                                -----------          ---------
                                                $(1,608,530)         $(444,628)
                                                -----------          ---------

                                       20
                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                                May 16, 1994
                                       Year          Year   (Commencement of
                                      Ended         Ended         Investment
                               December 31,  December 31,     Operations) to
Class A Shares                     1996 (c)          1995  December 31, 1994
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................      $ 10.15        $ 9.19             $ 9.44
                                    -------        ------             ------
 Net Investment Income........          -0-           .08                .10
 Net Realized and Unrealized
  Gain/Loss on Securities.....        1.242        1.1375             (.2475)
                                    -------        ------             ------
Total from Investment
Operations....................        1.242        1.2175             (.1475)
                                    -------        ------             ------
Less:
 Distributions from and in
  Excess of Net
  Investment Income (Note 1)..          -0-         .0775               .075
 Distributions from and in
  Excess of Net
  Realized Gain on Securities
  (Note 1)....................         .862           .18              .0275
                                    -------        ------             ------
Total Distributions...........         .862         .2575              .1025
                                    -------        ------             ------
Net Asset Value, End of the
 Period.......................      $10.530        $10.15             $ 9.19
                                    -------        ------             ------
Total Return* (a).............       12.44%        13.30%             (1.57%)**
Net Assets at End of the
 Period (In millions).........      $   8.5        $ 15.5             $ 11.5
Ratio of Expenses to
 Average Net Assets*..........        2.87%         2.79%              2.75%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets*..........         .00%          .81%              1.54%
Portfolio Turnover............          91%          135%                50%**
Average Commission Paid Per
 Equity Share Traded (b)......      $ .0214           --                 --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net
 Assets.......................        3.17%         3.68%              2.76%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets...........        (.30%)        (.07%)             1.53%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This dis-closure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.
                                              See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                May 16, 1994
                                       Year          Year      (Commencement
                                      Ended         Ended      of Investment
                               December 31,  December 31,     Operations) to
Class B Shares                     1996 (c)          1995  December 31, 1994
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................      $ 10.10        $ 9.17             $ 9.44
                                    -------        ------             ------
 Net Investment Income/Loss...        (.106)         (.01)               .01
 Net Realized and Unrealized
  Gain/Loss on Securities.....        1.247        1.1375             (.2065)
                                    -------        ------             ------
Total from Investment
Operations....................        1.141        1.1275             (.1965)
                                    -------        ------             ------
Less:
 Distributions from and in
  Excess of Net
  Investment Income (Note 1)..          -0-         .0175               .046
 Distributions from and in
  Excess of Net
  Realized Gain on Securities
  (Note 1)....................         .862           .18              .0275
                                    -------        ------             ------
Total Distributions...........         .862         .1975              .0735
                                    -------        ------             ------
Net Asset Value, End of the
Period........................      $10.379        $10.10             $ 9.17
                                    -------        ------             ------
Total Return* (a).............       11.51%        12.31%             (2.09%)**
Net Assets at End of the
Period (In millions)..........         $9.9          $8.1               $7.4
Ratio of Expenses to Average
 Net Assets*..................        3.76%         3.73%              3.92%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets*..........       (1.01%)        (.09%)              .13%
Portfolio Turnover............          91%          135%                50%**
Average Commission Paid Per
Equity Share Traded (b).......      $ .0214           --                 --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets...................        4.06%         4.61%              3.93%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets...........       (1.30%)        (.97%)              .12%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This dis-closure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.

                                       22
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                 May 16, 1994
                                        Year          Year      (Commencement
                                       Ended         Ended      of Investment
                                December 31,  December 31,     Operations) to
Class C Shares                      1996 (c)          1995  December 31, 1994
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................       $ 10.12       $  9.20             $ 9.44
                                     -------       -------             ------
 Net Investment Income/Loss...         (.104)         (.02)               .05
 Net Realized and Unrealized
  Gain/Loss on Securities.....         1.241        1.1375             (.2165)
                                     -------       -------             ------
Total from Investment
Operations....................         1.137        1.1175             (.1665)
                                     -------       -------             ------
Less:
 Distributions from and in
  Excess of Net
  Investment Income (Note 1)..           -0-         .0175               .046
 Distributions from and in
  Excess of Net
  Realized Gain on Securities
  (Note 1)....................          .862           .18              .0275
                                     -------       -------             ------
Total Distributions...........          .862         .1975              .0735
                                     -------       -------             ------
Net Asset Value, End of the
Period........................       $10.395       $ 10.12             $ 9.20
                                     -------       -------             ------
Total Return*.................        11.49%        12.16%             (1.77%)**
Net Assets at End of the
Period (In millions)..........       $   1.7       $   1.9             $  1.3
Ratio of Operating Expenses to
 Average Net Assets*..........         3.78%         3.79%              3.36%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets*..........         (.99%)        (.18%)              .80%
Portfolio Turnover............           91%          135%                50%**
Average Commission Paid Per
Equity Share Traded (b).......       $ .0214           --                 --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
 Average
 Net Assets...................         4.07%         4.67%              3.38%
Ratio of Net Investment
 Income/Loss to
 Average Net Assets...........        (1.28%)       (1.06%)              .78%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This dis-closure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.

                                       23
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Global Managed Assets Fund (the "Fund") is orga-nized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sales price is not available are valued at their last quoted bid price. Fixed income securities are stated at value using market quotations. For those securities where quota-tions or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term secu-rities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements, which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical de-livery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                               December 31, 1996

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C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund accounts for dis-counts and premiums on the same basis as is used for federal income tax report-ing. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FOREIGN CURRENCY TRANSLATION-Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange pre-vailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL EXPENSES-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60 month period ending May 15, 1999. The Adviser has agreed that in the event any of the ini-tial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organiza-tional expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

G. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial re-porting purposes. For the year ended December 31, 1996 the Fund paid long-term capital gains totaling $757,153.

                               December 31, 1996

--------------------------------------------------------------------------------
  Due to inherent differences in the recognition of income, expenses and real-ized gains/ losses under generally accepted accounting principles and for fed-eral income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately re-classified. As a result, permanent differences of $97,496 due to the character-ization of distributions for tax purposes have been reclassified from accumulated distributions in excess of net investment income to accumulated net realized gain on securities. In addition, permanent differences of $3,118 re-lating to net currency losses, $618 relating to net losses on paydowns of mort-gage pool obligations, and $9,928 relating to market discount on bonds were reclassified from accumulated net realized gain on securities to accumulated distributions in excess of net investment income. Also, permanent differences of $16,590 relating to the recognition of certain expenses which are not de-ductible for tax purposes were reclassified from accumulated distributions in excess of net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement which will termi-nate on March 31, 1997 with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Investment advisory fees are calcu-lated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser. Shareholders have approved a change in the Subadviser from John Govett & Co., Ltd. to Morgan Stanley Asset Management Inc. effective April 1, 1997. For the year ended December 31, 1996, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1996, the Fund recognized expenses of approx-imately $29,600 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended De-cember 31, 1996, the Fund recognized expenses of approximately $106,100, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $16,600 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                               December 31, 1996

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  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
  At December 31, 1996, VKAC owned 10,604, 53 and 87 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1996, capital aggregated $6,775,618, $9,098,727 and $1,497,201 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................    343,389  $  3,674,083
 Class B.............................................    319,565     3,371,501
 Class C.............................................     66,272       696,701
                                                      ----------  ------------
Total Sales..........................................    729,226  $  7,742,285
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................     58,774  $    608,282
 Class B.............................................     65,677       670,411
 Class C.............................................      9,677        98,977
                                                      ----------  ------------
Total Dividend Reinvestment..........................    134,128  $  1,377,670
                                                      ----------  ------------
Repurchases:
 Class A............................................. (1,122,082) $(11,975,953)
 Class B.............................................   (233,170)   (2,467,031)
 Class C.............................................    (95,831)   (1,015,283)
                                                      ----------  ------------
Total Repurchases.................................... (1,451,083) $(15,458,267)
                                                      ----------  ------------

                               December 31, 1996

--------------------------------------------------------------------------------
  At December 31, 1995, capital aggregated $14,476,174, $7,532,071 and $1,718,203 for Classes A, B and C, respectively. For the year ended December
31, 1995, transactions were as follows:

                                                            SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
 Class A.................................................  400,789  $ 3,909,901
 Class B.................................................  315,134    3,055,675
 Class C.................................................  138,887    1,374,753
                                                          --------  -----------
Total Sales..............................................  854,810  $ 8,340,329
                                                          --------  -----------
Dividend Reinvestment:
 Class A.................................................   37,488  $   376,012
 Class B.................................................   13,757      138,274
 Class C.................................................    3,320       33,442
                                                          --------  -----------
Total Dividend Reinvestment..............................   54,565  $   547,728
                                                          --------  -----------
Repurchases:
 Class A................................................. (166,010) $(1,662,569)
 Class B................................................. (329,324)  (3,228,108)
 Class C.................................................  (96,043)    (969,717)
                                                          --------  -----------
Total Repurchases........................................ (591,377) $(5,860,394)
                                                          --------  -----------

                               December 31, 1996

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  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $3,500 and CDSC on the redeemed shares of approximately $19,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $20,514,576 and $31,057,421, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including de-rivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon dis-position, a realized gain or loss is recognized accordingly.

                               December 31, 1996

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FORWARD COMMITMENTS

  The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While for-ward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The commitments are marked to market on a daily basis with changes in value reflected as a com-ponent of unrealized appreciation on forwards. Forward commitments have a risk of loss due to nonperformance of counterparties.
  The following forward purchase commitments were outstanding as of December 31, 1996:

 Par Amount
 in Local                                                            Unrealized
 Currency                                                         Appreciation/
 (000)      Description                          Coupon  Maturity  Depreciation
-------------------------------------------------------------------------------
            AUSTRIA (Republic of)
 3,220--ATS Settlement 04/07/97...............   6.250%  05/31/06    $(1,414)
            GERMANY (Treuhandanstalt)
   580--DEM Settlement 02/21/97...............   6.750   05/13/04      7,181
            DENMARK (Kingdom of)
   475--DKK Settlement 04/04/97...............   8.000   11/15/01        710
            UNITED KINGDOM (Treasury)
   170--GBP Settlement 04/07/97...............   7.500   12/07/06      6,572
            DUTCH GOVERNMENT
   890--NLG Settlement 04/04/97...............   8.500   03/15/01       (752)
            UNITED STATES
   208--US$ FHLMC, settlement 01/14/97........   7.500   01/01/99      1,463
            US Treasury Notes, settlement
   460--US$ 11/14/97..........................   5.750   08/15/03     (4,855)
                                                                     -------
            Total Forward Purchase Commitments
             (Cost $2,316,515).................................      $ 8,905
                                                                     -------

                               December 31, 1996

-------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a com-ponent of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their con-tracts.
  The following forward currency contracts were outstanding as of December 31, 1996:

                                                                    UNREALIZED
                                               ORIGINAL  CURRENT APPRECIATION/
DESCRIPTION                                       VALUE    VALUE  DEPRECIATION
-------------------------------------------------------------------------------
BUYS TO OPEN
Austrian Schilling,
 3,320,000 expiring 03/27/97.................. $310,002 $308,171      $ (1,831)
Deutsche Mark,
 590,000 expiring 02/21/97....................  386,378  384,722        (1,656)
Danish Krone,
 465,000 expiring 02/21/97....................   79,315   79,156          (159)
 60,000 expiring 02/21/97.....................   10,241   10,213           (28)
Pound Sterling,
 140,000 expiring 03/27/97....................  234,402  239,346         4,944
Japanese Yen,
 61,000,000 expiring 02/21/97.................  553,388  530,625       (22,763)
Netherlands Guilder,
 875,000 expiring 02/21/97....................  511,217  508,541        (2,676)
 85,000 expiring 02/21/97.....................   49,707   49,401          (306)
SELLS TO OPEN
French Franc,
 2,004,000 expiring 04/11/97..................  400,000  388,556        11,444
Pound Sterling,
 333,489 expiring 07/16/97....................  500,000  568,248       (68,248)
Japanese Yen,
 81,120,000 expiring 01/24/97.................  800,000  702,842        97,158
 5,000,000 expiring 02/21/97..................   45,069   43,493         1,576
Netherlands Guilder,
 115,000 expiring 02/21/97....................   67,927   66,837         1,090
                                                                      --------
                                                                       $18,545
                                                                      --------

                               December 31, 1996

--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $88,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Van Kampen American Capital Global Managed Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Global Managed Assets Fund (the "Fund") at December 31, 1996 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unset-tled security transactions, provide a reasonable basis for the opinion ex-pressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

INVESTMENT SUBADVISER

JOHN GOVETT & CO., LTD.
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR England

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996
   All rights reserved.

(SM)denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

  A Special Meeting of Shareholders of the Fund was held on March 14, 1996, where shareholders voted on the approval of a new investment sub-advisory agreement between Van Kampen American Capital Asset Management, Inc., the in-vestment adviser to the Fund, and John Govett & Co. Limited, 1,768,874 shares voted for the proposal, 10,413 shares voted against and 43,239 shares ab-stained.
  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, interim in-vestment subadvisory agreements, changes to investment policies and the ratifi-cation of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen Amer-ican Capital Asset Management, Inc. (the "Adviser") and the Fund, 1,593,488 shares voted for the proposal, 14,574 shares voted against and 70,206 shares abstained. With regard to the approval of an investment subadvisory agreement with Morgan Stanley Asset Management Inc. and the Adviser, 1,593,287 shares voted for the proposal, 15,343 shares voted against the proposal and 69,638 shares abstained. The investment subadvisory agreement with Morgan Stanley As-set Management Inc. and the Adviser will take effect on April 1, 1997. With re-gard to the approval of an interim investment subadvisory agreement which will terminate on March 31, 1997 with John Govett & Co. Limited and the Adviser, 1,588,770 shares voted for the proposal, 20,143 shares voted against the pro-posal and 69,355 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment in other investment companies, 1,362,302 shares voted for the proposal, 17,386 shares voted against and 73,745 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 1,595,568 shares voted for the proposal, 16,206 shares voted against and 66,492 shares abstained.

                            TAX NOTICE TO CORPORATE
                                  SHAREHOLDERS

                    For 1996, 0.00% of the dividends
                    taxable as ordinary income qualified
                    for the 70% dividends received
                    deduction for corporations.